                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  January 11, 1999

                             At Home Corporation
        -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Delaware
          --------------------------------------------------------
               (State or other jurisdiction of incorporation)

              000-22697                                 77-0408542
         -------------------                        -----------------
          (Commission                                 (IRS Employer
          File Number)                                Identification No.)

               425 Broadway, Redwood City, California      94063
      ----------------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                               (650) 569-5000
      ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                               Not Applicable
      ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          On January 11, 1999, At Home Corporation (the "Company") issued a press release announcing an accounting adjustment that will require the Company to make certain adjustments to its financial statements for the year ended December 31, 1997 and for the first three quarters of fiscal 1998. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c) Exhibits

              Exhibit Number   Exhibit
              --------------   -------
                   99.1        Press Release, dated January 11, 1999, of At
                               Home Corporation

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AT HOME CORPORATION


                                          /s/ Kenneth A. Goldman
Date:  January 21, 1999               By:_______________________________
                                         Kenneth A. Goldman,
                                         Senior Vice President and
                                         Chief Financial Officer

                               INDEX TO EXHIBITS

              Exhibit Number   Exhibit
              --------------   -------
                   99.1        Press Release, dated January 11, 1999, of At
                               Home Corporation